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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               DECEMBER 31, 1997

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                             SHERIDAN ENERGY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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DELAWARE                            1-10201                   76-0507664
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(STATE OF                        (COMMISSION                 (IRS EMPLOYEE
 INCORPORATION)                   FILE NUMBER)               IDENTIFICATION NO.)

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                                1000 LOUISIANA
                                   SUITE 800
                             HOUSTON, TEXAS  77002
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                (713) 651-7899

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       222 PENNBRIGHT, SUITE 200, HOUSTON, TEXAS  77090 - (281) 872-0500
                     (FORMER ADDRESS AND TELEPHONE NUMBER)

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Item 2. Acquisition or Disposition of Assets.

  On December 31, 1997, Sheridan Energy, Inc. ("Sheridan" or the "Registrant") completed the previously announced acquisition (the "Acquisition") of certain oil and gas properties from Grand Gulf Production, L.L.C. and JEDI Hydrocarbon Investments I Limited Partnership (collectively "Sellers") in a stock-for-assets transaction.

  Pursuant to the terms of the Acquisition, Sheridan acquired Sellers' interest in certain oil and gas properties in Louisiana in exchange for an aggregate of 850,000 shares of the Registrant's Common Stock and five-year Warrants to acquire an additional 150,000 shares of such Common Stock, at an exercise price of $5.50 per share.

  The Sellers received certain registration rights in connection with the Common Stock they acquired.

Item 7. Financial Statements and Exhibits.

  Exhibits

  10.1 - Purchase Agreement by and between Sheridan Energy, Inc. and JEDI Hydrocarbon Investments I Limited Partnership dated as of December 31, 1997 - filed herewith.

  10.2 - Purchase Agreement by and between Sheridan Energy, Inc. and Grand Gulf Production, L.L.C. dated as of December 31, 1997 - filed herewith.

  10.3 - Form of Warrant - filed with Exhibit 10.1 and 10.2.

  10.4 - Form of Warrant Agreement - filed with Exhibit 10.1 and 10.2.

  10.5 - Form of Registration Rights Agreement - filed with Exhibit 10.1 and
         10.2.

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                                  SIGNATURES


                Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SHERIDAN ENERGY, INC.
                                        (REGISTRANT)



                                        By: /S/ MICHAEL A. GERLICH
                                           ------------------------------
                                           Michael A. Gerlich
                                           Chief Financial Officer


DATED:  January 6, 1998


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